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                                                                   EXHIBIT 10.32

                 FORM OF AMENDMENT TO RESTRICTED STOCK PURCHASE
                                   AGREEMENT


This Amendment to Restricted Stock Purchase Agreement dated effective May 8, 2001 (this "Amendment") is made by and between Esperion Therapeutics, Inc. (the "Corporation") and __________________________________________
("Employee/Consultant") and amends the Restricted Stock Purchase Agreement dated as of __________________, ______ by and between the Corporation and [Employee/Consultant] (the "Agreement").

WHEREAS, there are certain provisions in the Agreement that restrict the ability of [Employee/Consultant] to transfer the Shares (as defined in the Agreement); and

WHEREAS, the Corporation no longer desires to maintain certain of such provisions in the Agreement;

NOW THEREFORE, the parties hereto agree that the Agreement is hereby amended as follows:

     1.  The second sentence of Section 5.1(a) of the Agreement is deleted.
     2.  The last sentence of Section 5.1(c) of the Agreement is deleted.
     3.  Sections 5.2, 5.3 and 5.4 of the Agreement are deleted.

Except as amended hereby, the Agreement remains in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.


ESPERION THERAPEUTICS, INC.

By:  __________________________

Name: _________________________

Title: ________________________



_______________________________
Name:  ________________________